UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-05385

DWS Value Series, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2014

Semiannual Report

to Shareholders

DWS Small Cap Value Fund

(On August 11, 2014, DWS Small Cap Value Fund will be renamed Deutsche Small Cap Value Fund.)

Contents
3 Letter to Shareholders
4 Performance Summary
7 Portfolio Manager
7 Portfolio Summary
10 Investment Portfolio
15 Statement of Assets and Liabilities
17 Statement of Operations
18 Statement of Changes in Net Assets
19 Financial Highlights
26 Notes to Financial Statements
36 Information About Your Fund's Expenses
38 Advisory Agreement Board Considerations and Fee Evaluation
43 Account Management Resources
45 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The economic recovery appears to be gaining traction here in the United States and across much of the globe. Still, the data we see on television and the Internet provide a mixed message. Corporate profit growth may be decelerating, but manufacturing and the housing market are strengthening. Employment numbers are not as strong as one would expect, yet consumer confidence is resilient. All in all, economic growth has been sufficient for the Federal Reserve to taper its bond-buying program.

What lies ahead? Randy Brown, co-chief investment officer for Deutsche Asset & Wealth Management, suggests that "despite the slowdown in some emerging economies, global growth is likely to remain solid." And "as a result of stable economic growth and continued tapering, we expect the yields of long U.S. Treasuries to increase eventually."

Does this view suggest the need for a change in strategy? The answer will depend on your current asset allocation as well as whether a change has occurred in your personal circumstances, objectives or investment time horizon. A trusted financial advisor who fully understands your specific situation and goals can be the best resource when weighing any major decisions. In any case, we believe that some measure of diversification across a variety of securities and asset classes makes sense. Although it doesn't insure against loss or guarantee a profit, diversification can help your portfolio weather short-term market fluctuations. And that is a helpful strategy in any environment.

Best regards,

Brian Binder

President, DWS Funds

Performance Summary May 31, 2014 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	–0.20%	13.26%	15.40%	9.51%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–5.94%	6.75%	14.04%	8.87%
Russell 2000® Value Index†	1.67%	16.87%	18.77%	8.30%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		17.48%	20.67%	9.27%
Adjusted for the Maximum Sales Charge (max 5.75% load)		10.73%	19.25%	8.63%
Russell 2000® Value Index†		22.65%	23.33%	8.07%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	–0.68%	12.25%	14.45%	8.59%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–2.81%	10.44%	14.33%	8.59%
Russell 2000® Value Index†	1.67%	16.87%	18.77%	8.30%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		16.45%	19.68%	8.35%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		14.57%	19.58%	8.35%
Russell 2000® Value Index†		22.65%	23.33%	8.07%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
Unadjusted for Sales Charge	–0.59%	12.38%	14.57%	8.71%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.14%	12.38%	14.57%	8.71%
Russell 2000® Value Index†	1.67%	16.87%	18.77%	8.30%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		16.63%	19.81%	8.47%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		16.63%	19.81%	8.47%
Russell 2000® Value Index†		22.65%	23.33%	8.07%
Class S	6-Month‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 5/31/14
No Sales Charges	–0.16%	13.35%	15.59%	8.29%
Russell 2000® Value Index†	1.67%	16.87%	18.77%	7.19%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
No Sales Charges		17.67%	20.88%	8.60%
Russell 2000® Value Index†		22.65%	23.33%	7.56%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/14
No Sales Charges	–0.04%	13.65%	15.87%	9.94%
Russell 2000® Value Index†	1.67%	16.87%	18.77%	8.30%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
No Sales Charges		17.94%	21.17%	9.70%
Russell 2000® Value Index†		22.65%	23.33%	8.07%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 1, 2014 are 1.22%, 2.09%, 1.96%, 1.09% and 0.84% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class S shares commenced operations on February 28, 2005. The performance shown for the index is for the time period of February 28, 2005 through May 31, 2014 (through March 31, 2014 for the most recent calendar quarter end returns), which is based on the performance period of the life of Class S.

† The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
5/31/14	$27.41	$22.64	$23.41	$27.75	$27.94
11/30/13	$47.55	$42.47	$43.30	$47.97	$48.23
Distribution Information as of 5/31/14
Income Dividends, Six Months	$.48	$.06	$.13	$.57	$.68
Capital Gain Distributions, Six Months	$19.64	$19.64	$19.64	$19.64	$19.64

Portfolio Manager

Richard Glass, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2013 with 22 years of industry experience. Previously, he was lead portfolio manager and Managing Partner of Lockwell Investments, LLC, managing US Small Cap Value and US Small Mid Cap Value strategies. Prior to founding Lockwell in August of 2010, he was a Managing Director and portfolio manager for small- and mid-cap value strategies at Morgan Stanley Investment Management from November 2002 to July 2010. Before joining Morgan Stanley, he held positions with Neuberger Berman and with Wood, Struthers and Winthrop.

— BS in Economics, University of Pennsylvania.

Portfolio Summary (Unaudited)

Ten Largest Equity Holdings at May 31, 2014 (25.7% of Net Assets)
1. HealthSouth Corp. Provides outpatient surgery	3.6%
2. Verint Systems, Inc. Provider of voice analysis software	3.3%
3. ProAssurance Corp. A risk management and claims defense company with a license to write business across the United States	3.0%
4. Belden, Inc. Manufactures high-speed electric cables	3.0%
5. CNO Financial Group, Inc. Provides insurance products and services	2.7%
6. Harsco Corp. An industrial services and engineered products company	2.6%
7. Zebra Technologies Corp. Manufactures and distributes a broad line of direct thermal and thermal transfer bar code label and receipt printers	2.1%
8. ITT Corp. Diversified manufacturer of engineered components and customized technology solutions for industrial end markets	2.0%
9. Employers Holdings, Inc. Provides workers' compensation insurance	1.7%
10. Materion Corp. Produces and supplies high-performance engineered materials	1.7%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 10. A quarterly Fact Sheet is available on dws-investments.com or upon request. Please see the Account Management Resources section on page 43 for contact information.

Investment Portfolio as of May 31, 2014 (Unaudited)
	Shares	Value ($)

Common Stocks 97.1%
Consumer Discretionary 11.0%
Auto Components 1.6%
Tenneco, Inc.*	324,609	20,693,824
Diversified Consumer Services 2.7%
Ascent Capital Group, Inc. "A"*	238,843	14,755,721
Hillenbrand, Inc.	653,215	19,785,882
		34,541,603
Hotels, Restaurants & Leisure 3.0%
Bob Evans Farms, Inc.	281,640	12,580,859
Denny's Corp.*	1,992,032	12,948,208
Popeyes Louisiana Kitchen, Inc.*	306,877	13,171,161
		38,700,228
Specialty Retail 3.7%
CST Brands, Inc.	601,818	19,902,121
Genesco, Inc.*	138,755	10,391,362
Pier 1 Imports, Inc.	994,402	17,511,419
		47,804,902
Consumer Staples 1.8%
Food Products
Ingredion, Inc.	162,702	12,389,757
Snyder's-Lance, Inc.	387,916	10,543,557
		22,933,314
Energy 5.1%
Energy Equipment & Services 2.8%
Superior Energy Services, Inc.	511,457	16,975,258
TETRA Technologies, Inc.*	1,595,420	18,395,193
		35,370,451
Oil, Gas & Consumable Fuels 2.3%
Goodrich Petroleum Corp.*	675,979	19,603,391
PBF Energy, Inc. "A"	307,063	9,798,380
		29,401,771
Financials 21.9%
Banks 7.3%
Capital Bank Financial Corp. "A"*	443,298	10,754,410
Eagle Bancorp., Inc.*	403,987	12,915,464
MB Financial, Inc.	374,506	10,051,741
OFG Bancorp.	979,112	17,682,763
State Bank Financial Corp.	785,438	12,653,406
Sterling Bancorp.	1,416,225	16,045,829
Taylor Capital Group, Inc.*	83,418	1,767,627
The Bancorp., Inc.*	753,001	11,822,116
		93,693,356
Capital Markets 0.8%
Safeguard Scientifics, Inc.*	541,119	10,324,551
Insurance 9.6%
Argo Group International Holdings Ltd.	274,830	13,315,513
CNO Financial Group, Inc.	2,162,705	34,884,432
Employers Holdings, Inc.	1,058,321	22,256,490
Platinum Underwriters Holdings Ltd.	206,718	13,260,960
ProAssurance Corp.	850,920	38,674,314
		122,391,709
Real Estate Investment Trusts 1.1%
Pebblebrook Hotel Trust (REIT)	402,707	14,312,207
Thrifts & Mortgage Finance 3.1%
Capitol Federal Financial, Inc.	812,549	9,831,843
Northwest Bancshares, Inc.	880,436	11,718,603
Walker & Dunlop, Inc.*	1,244,643	18,395,824
		39,946,270
Health Care 6.5%
Health Care Equipment & Supplies 1.0%
Invacare Corp.	799,444	13,190,826
Health Care Providers & Services 4.2%
HealthSouth Corp.	1,302,908	45,758,129
U.S. Physical Therapy, Inc.	236,851	7,941,614
		53,699,743
Health Care Technology 1.3%
MedAssets, Inc.*	728,670	17,065,451
Industrials 23.6%
Aerospace & Defense 3.7%
Curtiss-Wright Corp.	309,329	20,610,591
HEICO Corp. "A"	313,148	12,651,179
Moog, Inc. "A"*	198,410	14,297,425
		47,559,195
Air Freight & Logistics 2.6%
Forward Air Corp.	400,620	17,971,813
Hub Group, Inc. "A"*	336,114	15,807,442
		33,779,255
Building Products 1.5%
Quanex Building Products Corp.	1,103,363	19,639,861
Commercial Services & Supplies 4.0%
G&K Services, Inc. "A"	179,298	9,289,429
SP Plus Corp.*	569,232	13,502,183
The Brink's Co.	663,036	17,703,061
United Stationers, Inc.	257,644	10,261,961
		50,756,634
Construction & Engineering 1.2%
MYR Group, Inc.*	601,760	15,056,035
Electrical Equipment 1.2%
Powell Industries, Inc.	250,594	15,494,227
Machinery 6.6%
Actuant Corp. "A"	392,482	13,944,885
Harsco Corp.	1,243,743	33,556,186
ITT Corp.	581,335	25,392,713
Lydall, Inc.*	195,123	5,383,444
Tennant Co.	107,864	6,893,588
		85,170,816
Professional Services 0.9%
ICF International, Inc.*	308,259	11,467,235
Road & Rail 1.4%
Celadon Group, Inc.	737,246	17,222,067
Trading Companies & Distributors 0.5%
AerCap Holdings NV*	138,598	6,533,510
Information Technology 19.9%
Communications Equipment 1.1%
Plantronics, Inc.	303,194	13,746,816
Electronic Equipment, Instruments & Components 9.4%
Belden, Inc.	532,437	38,330,140
CTS Corp.	594,439	10,408,627
Electro Scientific Industries, Inc.	747,085	5,446,250
GSI Group, Inc.*	1,025,929	12,434,259
Rogers Corp.*	256,851	15,991,543
ScanSource, Inc.*	332,296	12,328,181
Zebra Technologies Corp. "A"*	357,120	26,534,016
		121,473,016
Internet Software & Services 1.1%
Blucora, Inc.*	776,639	14,732,842
IT Services 3.5%
DST Systems, Inc.	195,338	17,805,058
NeuStar, Inc. "A"*	434,752	12,181,751
Sapient Corp.*	902,275	14,842,424
		44,829,233
Software 4.8%
ACI Worldwide, Inc.*	342,190	18,584,339
Verint Systems, Inc.*	920,263	42,635,785
		61,220,124
Materials 6.3%
Chemicals 4.6%
A. Schulman, Inc.	419,121	14,757,250
Cytec Industries, Inc.	84,140	8,359,309
H.B. Fuller Co.	435,803	20,844,457
Zep, Inc.	829,341	14,513,468
		58,474,484
Metals & Mining 1.7%
Materion Corp.	642,990	21,919,529
Utilities 1.0%
Electric Utilities 0.5%
ALLETE, Inc.	127,572	6,336,501
Multi-Utilities 0.5%
NorthWestern Corp.	137,233	6,587,185
Total Common Stocks (Cost $1,117,009,449)		1,246,068,771

Cash Equivalents 3.6%
Central Cash Management Fund, 0.05% (a) (Cost $46,400,648)	46,400,648	46,400,648

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,163,410,097)†	100.7	1,292,469,419
Other Assets and Liabilities, Net	(0.7)	(8,893,929)
Net Assets	100.0	1,283,575,490

* Non-income producing security.

† The cost for federal income tax purposes was $1,164,082,277. At May 31, 2014, net unrealized appreciation for all securities based on tax cost was $128,387,142. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $168,337,504 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $39,950,362.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (b)	$1,246,068,771	$—	$—	$1,246,068,771
Short-Term Investments	46,400,648	—	—	46,400,648
Total	$1,292,469,419	$—	$—	$1,292,469,419

There have been no transfers between fair value measurement levels during the period ended May 31, 2014.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2014 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,117,009,449)	$1,246,068,771
Investment in Central Cash Management Fund (cost $46,400,648)	46,400,648
Total investments in securities, at value (cost $1,163,410,097)	1,292,469,419
Receivable for investments sold	4,113,272
Receivable for Fund shares sold	642,376
Dividends receivable	1,737,136
Interest receivable	1,913
Other assets	72,661
Total assets	1,299,036,777
Liabilities
Payable for investments purchased	78,325
Payable for Fund shares redeemed	13,290,873
Accrued management fee	777,386
Accrued Directors' fees	23,155
Other accrued expenses and payables	1,291,548
Total liabilities	15,461,287
Net assets, at value	$1,283,575,490
Net Assets Consist of
Distributions in excess of net investment income	(363,851)
Net unrealized appreciation (depreciation) on investments	129,059,322
Accumulated net realized gain (loss)	65,984,911
Paid-in capital	1,088,895,108
Net assets, at value	$1,283,575,490

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2014 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($624,762,513 ÷ 22,796,543 shares of capital stock outstanding, $.01 par value, 420,000,000 shares authorized)	$27.41
Maximum offering price per share (100 ÷ 94.25 of $27.41)	$29.08
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,236,102 ÷ 98,758 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$22.64
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($107,973,304 ÷ 4,611,705 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$23.41
Class S Net Asset Value, offering and redemption price(a) per share ($96,424,169 ÷ 3,474,189 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$27.75
Institutional Class Net Asset Value, offering and redemption price(a) per share ($452,179,402 ÷ 16,183,129 shares of capital stock outstanding, $.01 par value, 180,000,000 shares authorized)	$27.94

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended May 31, 2014 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $19,615)	$8,487,234
Income distributions — Central Cash Management Fund	13,252
Total income	8,500,486
Expenses: Management fee	5,168,072
Services to shareholders	1,194,692
Distribution and service fees	1,423,951
Custodian fee	15,382
Professional fees	58,082
Reports to shareholders	136,614
Registration fees	66,544
Directors' fees and expenses	31,793
Other	32,920
Total expenses	8,128,050
Net investment income (loss)	372,436
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	65,942,524
Change in net unrealized appreciation (depreciation) on investments	(72,748,794)
Net gain (loss)	(6,806,270)
Net increase (decrease) in net assets resulting from operations	$(6,433,834)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2014 (Unaudited)	Year Ended November 30, 2013
Operations: Net investment income (loss)	$372,436	$13,033,071
Operations: Net investment income (loss)	$372,436	$13,033,071
Net realized gain (loss)	65,942,524	689,282,406
Change in net unrealized appreciation (depreciation)	(72,748,794)	(131,004,753)
Net increase (decrease) in net assets resulting from operations	(6,433,834)	571,310,724
Distributions to shareholders from: Net investment income: Class A	(8,296,179)	(9,116,686)
Class B	(13,540)	(6,253)
Class C	(438,651)	(356,384)
Class S	(1,727,177)	(3,800,402)
Institutional Class	(7,607,188)	(8,131,838)
Net realized gains: Class A	(336,224,057)	(21,765,577)
Class B	(1,511,531)	(109,345)
Class C	(59,684,128)	(3,196,104)
Class S	(59,398,868)	(7,809,377)
Institutional Class	(219,747,854)	(14,065,899)
Total distributions	(694,649,173)	(68,357,865)
Fund share transactions: Proceeds from shares sold	106,375,815	241,711,365
Reinvestment of distributions	646,898,081	62,731,318
Payments for shares redeemed	(473,456,955)	(957,823,919)
Redemption fees	9,752	7,742
Net increase (decrease) in net assets from Fund share transactions	279,826,693	(653,373,494)
Increase (decrease) in net assets	(421,256,314)	(150,420,635)
Net assets at beginning of period	1,704,831,804	1,855,252,439
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $363,851 and $17,346,448, respectively)	$1,283,575,490	$1,704,831,804

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended November 30,
Class A	Six Months Ended 5/31/14 (Unaudited)		2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$47.55		$36.23	$32.95	$34.85	$29.47		$22.95
Income (loss) from investment operations: Net investment income (loss)a	(.00	)***	.25	.27	.25	.30		.20
Net realized and unrealized gain (loss)	(.02)		12.39	3.64	(1.94)	5.16		6.51
Total from investment operations	(.02)		12.64	3.91	(1.69)	5.46		6.71
Less distributions from: Net investment income	(.48)		(.38)	(.33)	(.21)	(.09)		(.19)
Net realized gains	(19.64)		(.94)	(.30)	—	—		—
Total distributions	(20.12)		(1.32)	(.63)	(.21)	(.09)		(.19)
Increase from regulatory settlements	—		—	—	—	.01	c	—
Redemption fees	.00	***	.00 ***	.00 ***	.00 ***	.00	***	.00 ***
Net asset value, end of period	$27.41		$47.55	$36.23	$32.95	$34.85		$29.47
Total Return (%)b	(.20	)**	35.95	12.21	(4.91)	18.59	c	29.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	625		869	871	1,134	1,365		1,154
Ratio of expenses (%)	1.21	*	1.19	1.19	1.21	1.24		1.25
Ratio of net investment income (loss) (%)	(.03	)*	.60	.78	.68	.93		.80
Portfolio turnover rate (%)	9	**	98	27	47	33		59
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Includes a non-recurring payment from the Advisor which amounted to $0.004 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.02% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

		Years Ended November 30,
Class B	Six Months Ended 5/31/14 (Unaudited)	2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$42.47	$32.44	$29.50	$31.27	$26.59		$20.72
Income (loss) from investment operations: Net investment income (loss)a	(.11)	(.10)	(.04)	(.04)	.10		(.02)
Net realized and unrealized gain (loss)	(.02)	11.12	3.33	(1.73)	4.57		5.89
Total from investment operations	(.13)	11.02	3.29	(1.77)	4.67		5.87
Less distributions from: Net investment income	(.06)	(.05)	(.05)	—	—		—
Net realized gains	(19.64)	(.94)	(.30)	—	—		—
Total distributions	(19.70)	(.99)	(.35)	—	—		—
Increase from regulatory settlements	—	—	—	—	.01	c	—
Redemption fees	.00 ***	.00 ***	.00 ***	.00 ***	.00	***	.00 ***
Net asset value, end of period	$22.64	$42.47	$32.44	$29.50	$31.27		$26.59
Total Return (%)b	(.68 )**	34.80	11.35	(5.66)	17.60	c	28.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	5	12	22		28
Ratio of expenses (%)	2.07 *	2.06	2.00	2.01	2.06		2.16
Ratio of net investment income (loss) (%)	(.91 )*	(.27)	(.12)	(.13)	.10		(.09)
Portfolio turnover rate (%)	9 **	98	27	47	33		59
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Includes a non-recurring payment from the Advisor which amounted to $0.003 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.02% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

		Years Ended November 30,
Class C	Six Months Ended 5/31/14 (Unaudited)	2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$43.30	$33.06	$30.09	$31.86	$27.06		$21.07
Income (loss) from investment operations: Net investment income (loss)a	(.09)	(.06)	.02	(.01)	.12		.01
Net realized and unrealized gain (loss)	(.03)	11.34	3.34	(1.76)	4.67		5.99
Total from investment operations	(.12)	11.28	3.36	(1.77)	4.79		6.00
Less distributions from: Net investment income	(.13)	(.10)	(.09)	—	—		(.01)
Net realized gains	(19.64)	(.94)	(.30)	—	—		—
Total distributions	(19.77)	(1.04)	(.39)	—	—		(.01)
Increase from regulatory settlements	—	—	—	—	.01	c	—
Redemption fees	.00 ***	.00 ***	.00 ***	.00 ***	.00	***	.00 ***
Net asset value, end of period	$23.41	$43.30	$33.06	$30.09	$31.86		$27.06
Total Return (%)b	(.59 )**	34.99	11.38	(5.56)	17.74	c	28.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	108	132	114	130	168		143
Ratio of expenses (%)	1.93 *	1.93	1.92	1.92	1.94		2.01
Ratio of net investment income (loss) (%)	(.74 )*	(.15)	.07	(.03)	.22		.04
Portfolio turnover rate (%)	9 **	98	27	47	33		59
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Includes a non-recurring payment from the Advisor which amounted to $0.004 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.02% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended November 30,
Class S	Six Months Ended 5/31/14 (Unaudited)		2013		2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$47.97		$36.55		$33.25	$35.25	$29.80		$23.21
Income (loss) from investment operations: Net investment income (loss)a	.02		.33		.34	.30	.35		.24
Net realized and unrealized gain (loss)	(.03)		12.49		3.66	(1.94)	5.23		6.59
Total from investment operations	(.01)		12.82		4.00	(1.64)	5.58		6.83
Less distributions from: Net investment income	(.57)		(.46)		(.40)	(.36)	(.14)		(.24)
Net realized gains	(19.64)		(.94)		(.30)	—	—		—
Total distributions	(20.21)		(1.40)		(.70)	(.36)	(.14)		(.24)
Increase from regulatory settlements	—		—		—	—	.01	c	—
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	.00	***	.00 ***
Net asset value, end of period	$27.75		$47.97		$36.55	$33.25	$35.25		$29.80
Total Return (%)	(.16	)**	36.17	b	12.41	(4.76)	18.82	c	29.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96		159		306	360	522		230
Ratio of expenses before expense reductions (%)	1.06	*	1.06		1.03	1.04	1.05		1.07
Ratio of expenses after expense reductions (%)	1.06	*	1.05		1.03	1.04	1.05		1.07
Ratio of net investment income (loss) (%)	.12	*	.80		.96	.83	1.11		.98
Portfolio turnover rate (%)	9	**	98		27	47	33		59
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor which amounted to $0.004 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.02% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended November 30,
Institutional Class	Six Months Ended 5/31/14 (Unaudited)		2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$48.23		$36.74	$33.42	$35.50	$30.03		$23.39
Income (loss) from investment operations: Net investment income (loss)a	.05		.41	.42	.40	.43		.31
Net realized and unrealized gain (loss)	(.02)		12.56	3.67	(1.94)	5.27		6.62
Total from investment operations	.03		12.97	4.09	(1.54)	5.70		6.93
Less distributions from: Net investment income	(.68)		(.54)	(.47)	(.54)	(.24)		(.29)
Net realized gains	(19.64)		(.94)	(.30)	—	—		—
Total distributions	(20.32)		(1.48)	(.77)	(.54)	(.24)		(.29)
Increase from regulatory settlements	—		—	—	—	.01	b	—
Redemption fees	.00	***	.00 ***	.00 ***	.00 ***	.00	***	.00 ***
Net asset value, end of period	$27.94		$48.23	$36.74	$33.42	$35.50		$30.03
Total Return (%)	(.04	)**	36.50	12.65	(4.51)	19.12	b	30.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	452		541	559	578	560		405
Ratio of expenses (%)	.82	*	.81	.80	.80	.80		.80
Ratio of net investment income (loss) (%)	.36	*	.98	1.20	1.10	1.37		1.23
Portfolio turnover rate (%)	9	**	98	27	47	33		59
a Based on average shares outstanding during the period.
b Includes a non-recurring payment from the Advisor which amounted to $0.004 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.02% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Small Cap Value Fund (the "Fund") is a diversified series of DWS Value Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity and ETFs securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. For the six months ended May 31, 2014, the Fund had no securities on loan.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts, Passive Foreign Investment Company and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends received on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended May 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $121,504,476 and $$548,470,176, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $2.5 billion of such net assets	.680%
Next $2.5 billion of such net assets	.650%
Next $2.5 billion of such net assets	.640%
Next $2.5 billion of such net assets	.630%
Over $12.5 billion of such net assets	.620%

Accordingly for the six months ended May 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate (exclusive of any applicable waivers/reimbursements) of 0.72% of the Fund's average daily net assets.

For the period from December 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.32%
Class B	2.07%
Class C	2.07%
Class S	1.07%
Institutional Class	1.07%

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2014, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at May 31, 2014
Class A	$237,610	$136,650
Class B	2,761	1,564
Class C	27,861	15,622
Class S	26,796	16,427
Institutional Class	30,121	15,404
	$325,149	$185,667

Pursuant to a fund accounting agreement, DIMA is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DIMA has delegated certain fund accounting and record-keeping services to State Street Bank and Trust Company. The costs and expenses of such delegation are paid by DIMA. During the period, the Fund paid no fee to DIMA for fund accounting and record-keeping services provided under the fund accounting agreement.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2014
Class B	$10,223	$1,449
Class C	437,548	68,731
	$447,771	$70,180

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2014	Annualized Rate
Class A	$827,472	$285,803	.23%
Class B	3,323	1,008	.24%
Class C	145,385	47,184	.25%
	$976,180	$333,995

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2014, aggregated $9,957.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2014, the CDSC for Class B and C shares aggregated $5,444 and $1,652, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2014, DIDI received $502 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,447, of which $5,048 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2014.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended May 31, 2014		Year Ended November 30, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,578,624	$45,504,634	2,778,251	$115,071,396
Class B	3,502	101,728	2,910	112,731
Class C	439,973	10,586,785	226,368	8,591,012
Class S	382,802	10,985,671	1,383,795	56,755,596
Institutional Class	1,381,949	39,196,997	1,467,851	61,180,630
		$106,375,815		$241,711,365
Shares issued to shareholders in reinvestment of distributions
Class A	11,786,321	$328,839,461	784,235	$29,145,273
Class B	62,133	1,441,976	3,318	111,693
Class C	2,123,554	50,895,650	84,624	2,902,851
Class S	2,028,526	57,268,328	296,105	11,086,918
Institutional Class	7,342,200	208,452,666	519,234	19,484,583
		$646,898,081		$62,731,318
Shares redeemed
Class A	(8,846,208)	$(269,892,970)	(9,328,310)	$(383,533,004)
Class B	(45,958)	(1,114,455)	(69,894)	(2,494,430)
Class C	(996,003)	(24,454,494)	(722,520)	(27,285,402)
Class S	(2,255,776)	(69,277,926)	(6,738,204)	(284,703,473)
Institutional Class	(3,764,908)	(108,717,110)	(5,980,159)	(259,807,610)
		$(473,456,955)		$(957,823,919)
Redemption fees		$9,752		$7,742
Net increase (decrease)
Class A	4,518,737	$104,460,035	(5,765,824)	$(239,313,078)
Class B	19,677	429,249	(63,666)	(2,270,006)
Class C	1,567,524	37,027,946	(411,528)	(15,790,998)
Class S	155,552	(1,023,859)	(5,058,304)	(216,859,125)
Institutional Class	4,959,241	138,933,322	(3,993,074)	(179,140,287)
		$279,826,693		$(653,373,494)

F. Fund Name Change

Effective August 11, 2014, the "DWS Funds" will be rebranded "Deutsche Funds." As a result, DWS Small Cap Value Fund will be renamed Deutsche Small Cap Value Fund.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2013 to May 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended May 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/14	$998.00	$993.20	$994.10	$998.40	$999.60
Expenses Paid per $1,000*	$6.03	$10.29	$9.60	$5.28	$4.09
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/14	$1,018.90	$1,014.61	$1,015.31	$1,019.65	$1,020.84
Expenses Paid per $1,000*	$6.09	$10.40	$9.70	$5.34	$4.13

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Small Cap Value Fund	1.21%	2.07%	1.93%	1.06%	.82%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of DWS Small Cap Value Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made changes to its investment personnel and processes in recent years in an effort to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their independent counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Advisor
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDSAX	KDSBX	KDSCX	KDSSX	KDSIX
CUSIP Number	23338F-820	23338F-812	23338F-796	23338F-762	23338F-754
Fund Number	088	288	388	2389	545

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 09/2013

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

**DSCVF-3**
(R-027914-3 7/14)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2014